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                                                                    Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-47530, 33-58300, 333-4530, 333-38981, 333-86935, 333-76076 and 333-87898 on
Form S-8 and No. 333-87866 on Form S-3 of Unitrin, Inc. of our reports dated January 29, 2003, appearing in or incorporated by reference in this Annual Report on Form 10-K of Unitrin, Inc. for the year ended December 31, 2002.


Deloitte & Touche LLP

Chicago, Illinois
January 29, 2003